Share Capital	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Share Capital
SHARE CAPITAL
Common Shares
The Company is authorized to issue an unlimited number of common shares. At December 31, 2019, the Company had 142,239 (2018 - 142,239) common shares issued and outstanding. In 2019, a return of stated capital in the amount of $748 million (2018 - $544 million) was paid.
The amount and timing of any dividends payable by Hydro One is at the discretion of the Hydro One Board of Directors and is established on the basis of Hydro One’s results of operations, maintenance of its deemed regulatory capital structure, financial condition, cash requirements, the satisfaction of solvency tests imposed by corporate laws for the declaration and payment of dividends and other factors that the Board of Directors may consider relevant.
Preferred Shares
The Company is authorized to issue an unlimited number of preferred shares, issuable in series. At December 31, 2019 and 2018, two series of preferred shares were authorized for issuance: the Class A preferred shares and Class B preferred shares. On January 24, 2019, the Company redeemed 485,870 Class B preferred shares totalling $486 million. At December 31, 2019 the Company had no (2018 - 485,870) Class B preferred shares and no (2018 - nil) Class A preferred shares issued and outstanding.
Class A Preferred Shares
On November 2, 2015, a special resolution of Hydro One Limited (as sole shareholder of Hydro One) was made to amend the articles of Hydro One to delete the share ownership restrictions and to amend the Hydro One preferred share terms to provide for basic redeemable preferred shares. When issued, the Class A preferred shares will be redeemable at the option of the Company. The holders of the Class A preferred shares will be entitled to receive, if and when declared by the Hydro One Board of Directors, non-cumulative preferred share dividends at a rate per year to be determined by the Hydro One Board of Directors. The holders of the Class A preferred shares will not be entitled to receive notice of, or to attend or to vote at, any meeting of the shareholders of Hydro One. The holders of the Class A preferred shares will be entitled to receive, before any distributions to the holders of common shares and any other shares ranking junior to the Class A preferred shares, an amount equal to the amount paid for the Class A preferred shares together with all dividends declared and unpaid up to the date of liquidation, dissolution or winding up of Hydro One, or the date of redemption.
Class B Preferred Shares
On November 10, 2017, a special resolution of Hydro One Limited was made to amend the articles of Hydro One to create an unlimited number of Class B preferred shares. The holders of the Class B preferred shares are entitled to receive quarterly floating-rate cumulative dividends, if and when declared by the Board of Directors, at a rate equal to the sum of the average 3-month Canadian dollar bankers’ acceptance rate and 0.25% as reset quarterly. The holders of the Class B preferred shares will not be entitled to receive notice of, or to attend or to vote at, any meeting of the shareholders of Hydro One. The holders of the Class B preferred shares will be entitled to receive, before any distributions to the holders of the Class A preferred shares, the common shares and any other shares ranking junior to the Class B preferred shares, an amount equal to the amount paid for the Class B preferred shares together with all dividends unpaid up to the date of liquidation, dissolution or winding up of Hydro One, or the date of redemption.
The Class B preferred shares have a redemption feature that is outside the control of the Company because the holders can exercise their right to redeem the Class B preferred shares at any time without approval of the Company’s Board of Directors. The Class B preferred shares are classified on the Consolidated Balance Sheet as temporary equity because this redemption feature is outside the control of the Company.